UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 23, 2016

Alpine 4 Technologies Ltd.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55205	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4742 N. 24th Street Suite 300
Phoenix, AZ
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

855-777-0077 ext 801
 (ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07                          Submission of Matters to a Vote of Security Holders.

On April 23, 2016, Alpine 4 Technologies Ltd., a Delaware corporation (the "Company") held its Annual Meeting of Shareholders (the "Annual Meeting"), for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the proposals set forth below, as described in the Company's definitive proxy materials filed with the SEC on April 21, 2016, and mailed to all of the Company's shareholders beginning on April 8, 2016.

On March 23, 2016, the Record Date for the Annual Meeting, there were a total of 208,705,219 shares of Class A common stock, par value par value $0.0001,  outstanding and entitled to vote at the Annual Meeting, and 16,000,000 shares of Class B common stock, par value par value $0.0001,  outstanding and entitled to vote at the Annual Meeting. A total of 136,332,760 shares of Class A common stock, or 61.42% of the Class A common stock, and 16,000,000 shares of Class B common stock, or 100% of the Class B common stock, were represented in person or by proxy at the Annual Meeting. The Class B common stock is entitled to 10 votes per share of Class B common stock. The proposals voted on and approved by the stockholders at the Annual Meeting were as follows:

Proposal 1

The four director nominees named in the Company's proxy statement were elected, each to hold office until the 2017 Annual Meeting and until their successors are duly elected and qualified, based upon the following votes:

Nominee	Class A For	Class A Withhold	Class B For	Class B Withhold
Kent B. Wilson	136,332,760	0	160,000,000	0
Charles Winters	136,332,760	0	160,000,000	0
Scott Edwards	136,332,760	0	160,000,000	0
Ian Kantrowitz	136,332,760	0	160,000,000	0

Proposal 2

The proposal to ratify the appointment of Malone Bailey LLP as the Company's independent public accounting firm was approved based on the following votes:

Class A For	136,332,760
Class A Against	0
Class A Abstain	0
Class B For	160,000,000
Class B Against	0
Class B Abstain	0

Proposal 3

The proposal to approve an advisory resolution on the compensation of the Company's named executive officers was approved based on the following votes:

Class A For	136,332,760
Class A Against	0
Class A Abstain	0
Class B For	160,000,000
Class B Against	0
Class B Abstain	0

Proposal 4

The shareholders approved the holding advisory, non-binding executive compensation votes  every three years based on the following votes:

	Every One Year	Every Two Years	Every Three Years
Class A Common Stock	3,516,000	511,334	132,305,426
Class B Common Stock	0	0	160,000,000

With respect to Proposal 1, each of the director-nominees received the affirmative vote of a plurality of the votes cast (each with a greater number of votes cast "for" than "withheld"), and each was elected to serve for a term of one years.

Proposal 2, the appointment of Malone Bailey LLP as the Company's independent public accounting firm received the affirmative vote of a majority of votes cast and therefore passed.  Proposal 3, the advisory, non-binding approval of the executive compensation as set forth in the Proxy Statement, received the affirmative vote of a majority of votes cast and therefore passed.  The proposal to hold the vote on executive compensation every three years received the affirmative vote of a majority of the votes cast, and as such, the Company will hold the advisory, non-binding vote on executive compensation every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Technologies Ltd.

By: /s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, Chief Financial Officer, President
(Principal Executive Officer, Principal Financial Officer)

 Date: April 28, 2016